NANOPIERCE TECHNOLOGIES INC.
  NANOPIERCE TECHNOLOGIES INC.
                                                           370 17TH STREET #3640
                                                                DENVER, CO 80202
                                                           PHONE: 1-303-592-1010
                                                             FAX: 1-303-592-1054
                                                      EMAIL: PAUL@NANOPIERCE.COM


PRESS RELEASE - AUGUST 16, 2005
================================================================================
            NANOPIERCE TECHNOLOGIES AND X-ACT RESOURCES INTERNATIONAL
                        CREATE BIOAGRA LLC JOINT VENTURE

DENVER, COLORADO: NANOPIERCE TECHNOLOGIES, INC., (OTC: BB: NPCT) NanoPierce Technologies, Inc., and X-Act Resources International, Inc., today announced that they have formally organized BioAgra LLC, under the laws of the State of Georgia, by executing an Operating Agreement. BioAgra LLC will produce, market and sell YBG-2000, a biotech yeast beta glucan product.
YBG-2000 is a natural beta glucan immune system feed supplement purified from spent baker's yeast and is used to replace growth promotion antibiotics that are currently used in the feed of the livestock, swine, poultry and shrimp industries.

NanoPierce and X-Act will each own a 50% interest in BioAgra and will have equal voting control and managerial authority as the two Managers of BioAgra. Mr. Neal Bartoletta will be President and Chief Executive Officer and will have responsibility for the day to day operations of BioAgra. Paul H. Metzinger will serve as Executive Vice President and Kristi J. Kampmann, Chief Financial Officer of NanoPierce, will serve as the Chief Financial Officer of BioAgra. C.M. "Chick" Mihalich will serve as V.P. of Operations. William C. Lowenkamp, Jr., PhD of Lowenkamp R&D Labs International has been engaged as a scientific
marketing advisor to the Company.   Mr. Sean D. Register, a marketing organizer
in the national poultry industry has been engaged as a consultant to BioAgra.

BioAgra based in Hinesville, Georgia has a Lease-Purchase Agreement with the Liberty County Industrial Authority on its new ultra modern production facility. The facility, located on seven acres, will permit future expansion of additional production systems beyond those which can be installed in the present facility as anticipated market demand for YBG-2000 increases.

NanoPierce has completed its capital contribution for its 50% interest in BioAgra. X-Act has assigned to BioAgra all of its rights, licenses, intellectual properties, know-how, processes, testing data, permits, approvals, customers, purchase orders and similar items essential to the business to BioAgra for its 50% interest.

BioAgra has received extensive support from the State of Georgia and Liberty County Industrial Authority relating to its proposed business activities.
BioAgra is in the process of finalizing various applications for grants from the State of Georgia that are being offered as incentives to locate and operate the business in Georgia. Georgia is the largest poultry processing state in the US. The poultry industry's annual contribution to Georgia's economy exceeds $13.5 billion. Poultry processors in the State of Georgia process approximately 15% of all broilers processed in the poultry industry in the United States (http://department.caes.uga.edu/poultry/2002%20Updated%20Poultry%20facts%20Char
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ts_files/frame.htm).
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Paul Metzinger, President and Chief Executive Officer of NanoPierce said "It has been a difficult process but we have succeeded in funding and forming BioAgra. Based upon existing purchase orders and expressed market demands made to BioAgra for YBG-2000, I believe that this business opportunity will represent the first significant revenue and earnings generating business activity undertaken by NanoPierce. We and our partner are dedicated to the success of BioAgra." Metzinger further noted that a recent decision of the FDA banning the use of Baytril, an antibiotic used in the poultry industry could only enhance BioAgra's market opportunity.

Mr. Neal Bartoletta, President and Chief Executive Officer of BioAgra said, "We have been working hard over the last nine months with State and local officials to convince them that BioAgra will become a working partner in the State. Our various customers are all eagerly awaiting for our new plant to go into production.

We have also been working with various companies on the volume of YBG 2000 that we can supply them with to meet their present and future requirements. BioAgra attended the International Poultry Exposition in Atlanta in January 2005 (http://www.internationalpoultryexposition.com). Attendance involved
-----------------------------------------------
participants in the poultry industry from all over the world. We met with many representatives of both national and international poultry processors. They all are searching for an alternative to antibiotics and growth hormones. We have been in contact since the Expo with many of these companies and the market opportunities for YBG 2000 are, in our opinion, limited only by our production capability and other resources.

The interest from people in the animal farming industries, as well as people interested in getting information as to how they can participate in the new technology has been very high. We are also in the process of designing various other products based on beta glucan and other immunoenhancers and are continuing to do basic and applied research with various universities in the United States and other countries. The results of these studies are very promising and should lead to expanded market opportunities, as well as recognition of BioAgra as a leader in the application of novel technologies to animal husbandry."

ABOUT NANOPIERCE TECHNOLOGIES, INC.
-----------------------------------

NANOPIERCE TECHNOLOGIES, INC., of Denver, Colorado, USA is traded on the NASDAQ stock market (OTC: BB: NPCT) as well as on the Frankfurt and Hamburg exchanges (OTC: NPI). In addition to the 12 patents it owns, NanoPierce Technologies has applications pending and various intellectual properties related to NanoPierce Technologies' NCS (NanoPierce Connection System). This advanced system is designed to provide significant improvement over conventional electrical and mechanical interconnection methods for high-density circuit boards, components, sockets, connectors, semiconductor packaging and electronic systems.

For more information on NanoPierce Technologies, Inc., please visit its website: www.nanopierce.com

This announcement contains forward-looking statements about NanoPierce Technologies, Inc., that may involve risks and uncertainties. Important factors relating to the Company's operations could cause results to differ materially from those in forward-looking statements and further detailed in filings with the Securities and Exchange Commission available at the SEC website
(http//www.sec.gov). All forward-looking statements are based on information available to NanoPierce Technologies, Inc. on the date hereof and NanoPierce Technologies, Inc., assumes no obligation to update such statements.

ABOUT X-ACT RESOURCES INTERNATIONAL, INC.
-----------------------------------------

X-Act Resources is an international import / export company and is engaged in the sale and marketing of various food products.

CONTACT:
--------

NanoPierce Technologies, Inc.             Paul H. Metzinger
                                          President & CEO
                                          370 17th Street, Suite 3640
                                          Denver, CO 80202, USA
                                          Phone: 1 - 303 - 592 - 1010
                                          Fax: 1 - 303 - 592 - 1054
                                          Email: paul@nanopierce.com


Xact Resources International, Inc.        Neal Bartoletta
                                          President
                                          7040 W. Palmetto Pk Rd #4, Suite 271
                                          Boca Raton, FL 33433
                                          Phone: 1-954-574-0568
                                          Fax:  1-954-421-5734
                                          Email: xactresources@aol.com

BioAgra LLC                               Neal Bartoletta
                                          President
                                          103 Technology Drive
                                          Hinesville, Georgia 31313
                                          Phone: 1-912-368-2870
                                          Fax:  1-912-638-2874
                                          Email: BioAgra@aol.com